UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2012

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On January 10, 2012, Western Refining, Inc. (the “Company”) issued a press release announcing that
Company management will participate in a panel discussion and investor meetings at the Goldman Sachs Global Energy Conference in Miami, Florida, on Wednesday, January 11, 2012, at 11:00 am ET.  The presentation includes information on current market conditions, the Company’s hedging activities, and the realized and unrealized gains and losses from these hedging activities through the fourth quarter of 2011.
The presentation will be available beginning Wednesday, January 11, 2012, on the Investor Relations section of Western Refining’s website at www.wnr.com and will be archived and remain available until February 28, 2012.

Also in its press release, the Company updated its fourth quarter 2011 operational guidance.  During the quarter, the Company experienced unplanned maintenance downtime at its El Paso refinery due to an outage of the fluid catalytic cracking unit and the catalytic reformer. As a result, the Company expects total throughput in the range of 118,000 to 122,000 barrels per day and direct operating expenses of approximately $4.50 - $4.80 per barrel at its El Paso refinery for the fourth quarter of 2011.  The Company also will record a pre-tax realized loss of $17.8 million and a non-cash pre-tax unrealized gain of $298.2 million as a result of its hedging activities in the fourth quarter.  The Company announced it is seeing good refining margins for this time of year and it has hedged approximately 33% of its 2012 planned production at margin levels above the current US Gulf Coast 3-2-1 crack spreads.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                      Financial Statements and Other Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release dated January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Dated: January 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 10, 2012.